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                           DURACELL INTERNATIONAL INC.              EXHIBIT 21.1
                        ACTIVE SUBSIDIARIES AND BRANCHES

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
NAME                                                                              STATE/COUNTRY
- - ----                                                                              -------------
Duracell Canada Inc.                                                              Canada
Duraname Corp.                                                                    USA (Delaware)
Duracell Danmark A/S                                                              Denmark
   Duracell Finland OY                                                            Finland
Duracell Holdings (UK) Limited                                                    United Kingdom
   Duracell Batteries Limited                                                     United Kingdom
      Duracell Overseas Trading Limited                                           United Kingdom
Duracell Italia Holdings SpA                                                      Italy
   SpA Superpila                                                                  Italy
      Pile Superpila SRL                                                          Italy
         Tudor Hellesens AB                                                       Sweden
Duracell SARL                                                                     France
   Duracell France SNC                                                            France
Duracell SpA                                                                      Italy
NV Duracell Belgium SA                                                            Belgium
   NV Duracell Batteries SA                                                       Belgium
      SA Duracell Benelux NV                                                      Belgium
      Duracell Batteries Sucursal en Espana (Branch)                              Spain
Duracell Inc.                                                                     USA (Delaware)
      Duracell GmbH                                                               Germany
      Duracell Nederland BV                                                       Netherlands
      Duracell-Hellesens Inc.                                                     Switzerland
      Duracell Asia Limited                                                       Hong Kong
      Duracell (SEA) Pte. Limited                                                 Singapore
      Duracell Battery Japan Ltd.                                                 Japan
      Duracell New Zealand Limited                                                New Zealand
      Duracell Australia Pty. Limited                                             Australia
      Duracell Caribbean, Inc.                                                    Puerto Rico
      Duracell SA de CV                                                           Mexico
      Duracell do Brazil Industria E Comercio Ltda.                               Brazil
      Duracell Argentina SA                                                       Argentina
      Duracell Chile Sociedad Comercial Limitada                                  Chile
      Duracell Colombia Ltda.                                                     Colombia
      Duracellven CA                                                              Venezuela
      Daimon-Duracell (Pilhas) Limitada                                           Portugal
      Duracell Norge A/S                                                          Norway
      Duracell International GmbH                                                 Austria
      Duracell Svenska AB                                                         Sweden
      Duracell International Trading KFT                                          Hungary
      Duracell International Spol. s.r.o.                                         Czech Republic
      Duracell Poland S. P. Zoo                                                   Poland
      Duracell (China) Limited                                                    China
      Duracell India Private Limited                                              India
      Duracell Atlantic, Inc.                                                     USA (Delaware)
       Duracell South Africa (Branch)                                             South Africa
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